Don’t want to receive these printed communications? Register for an account on transamerica.com and sign up for eDelivery today.
Transamerica 60/40 Allocation VP
Summary Prospectus May 1, 2018

Class	Service (No Ticker)
This summary prospectus is designed to provide shareholders with key portfolio information in a clear and concise format. Before you invest, you may want to review the portfolio’s prospectus, which contains more information about the portfolio and its risks. You can find the portfolio’s prospectus and other information about the portfolio, including the portfolio’s statement of additional information and most recent reports to shareholders, online at www.transamericaseriestrust.com. You can also get this information at no cost by calling 866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com, or from your financial professional. The portfolio's prospectus, dated May 1, 2018, and statement of additional information, dated May 1, 2018, as supplemented from time to time, are incorporated by reference into this summary prospectus. The portfolio commenced operations on January 12, 2018. The semi-annual report for the portfolio for the period ending June 30, 2018 will be sent to shareholders once it becomes available.
Investment Objective: Seeks long-term capital appreciation and current income.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio  shares, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.
Shareholder Fees (fees paid directly from your investment)
Class:	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.30%
Distribution and service (12b-1) fees	0.25%
Other expenses[1]	0.04%
Acquired fund fees and expenses[1]	0.27%
Total annual fund operating expenses	0.86%
Fee waiver and/or expense reimbursement[2]	0.18%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.68%
1	Other expenses and acquired fund fees and expenses are based on estimates for the current fiscal year.
2	Contractual arrangements have been made with the portfolio’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through May 1, 2019 to waive fees and/or reimburse portfolio expenses to the extent that the total annual fund operating expenses exceed 0.63% for Service Class shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the portfolio’s business. These arrangements cannot be terminated prior to May 1, 2019 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the portfolio, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect. TAM has also separately contractually agreed to waive 0.18% of its management fee through May 1, 2019.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years
Service Class	$69	$256
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
Portfolio turnover rate is not included at this time because the portfolio did not commence operations until after the most recent fiscal year-end.
Principal Investment Strategies: The portfolio invests its assets in a combination of Transamerica funds (“underlying portfolios”). Transamerica Asset Management, Inc. (the “Investment Manager”) selects the combination and amount of underlying portfolios to invest in based on the portfolio’s investment objective.
Under normal circumstances, the portfolio expects to allocate its assets among underlying portfolios with the goal of achieving exposure targets over time of approximately 60% of its net assets in equities and approximately 40% of its net assets in fixed income. The portfolio’s equity allocation is initially expected to consist of investments in Transamerica International Equity Index VP and Transamerica U.S. Equity Index VP and the portfolio’s fixed income allocation is initially expected to consist of investments in Transamerica Core Bond. (See the “List and Description of Underlying Portfolios” section of the prospectus for more information about the underlying portfolios). These allocations reflect the

Investment Manager’s present strategy for asset allocation during normal market conditions, and may be changed at any time without notice to shareholders and without shareholder approval. In the short-term, actual asset allocations may vary due to short-term changes in cash flows caused by purchases and redemptions in the portfolio. In attempting to respond to adverse market or other conditions or to process a large purchase or redemption within the portfolio, the Investment Manager may allocate the assets of the portfolio without limit to a Transamerica government money market fund that normally invests principally in U.S. government securities and/or repurchase agreements fully collateralized by U.S. government securities.
Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The underlying portfolios may invest in derivatives such as futures contracts, options and swaps. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio’s ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests.
The portfolio may be a significant shareholder in certain underlying portfolios.
Principal Risks: Risk is inherent in all investing. Many factors affect the portfolio's performance. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio, through its investments in underlying portfolios, is subject to the risks of the underlying portfolios. The following is a summary description of principal risks (in alphabetical order) of investing in the portfolio (either directly or through its investments in underlying portfolios). Each risk described below may not apply to each underlying portfolio and an underlying portfolio may be subject to additional or different risks than those described below. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Asset Allocation – The Investment Manager allocates the portfolio's assets among various asset classes and underlying portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses, and may cause the portfolio to underperform.
Asset Class Variation – The underlying portfolios invest principally in the securities constituting their asset class (i.e., equity or fixed income). However, an underlying portfolio may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying portfolios at any given time, and the percentage of the portfolio's assets invested in various underlying portfolios, the portfolio's actual exposure to the securities in a particular asset class may vary substantially from its target allocation for that asset class.
Counterparty – The portfolio will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the portfolio or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the portfolio may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Derivatives – Using derivatives exposes the portfolio to additional risks and can increase portfolio losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the portfolio. Using derivatives may have a leveraging effect, increase portfolio volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the portfolio than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Portfolio—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the portfolio. If the proposed rule, or a different rule, takes effect, it could limit the ability of the portfolio to invest in derivatives.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. If the portfolio holds equity securities in a company that becomes insolvent, the portfolio’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the portfolio’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the portfolio faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Focused Investing – To the extent the portfolio invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the portfolio will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Index Tracking – While certain underlying portfolios seek to track the performance of an index (i.e., achieve a high degree of correlation with the applicable index), the returns of certain underlying portfolios that seek to track an index may not match the returns of the applicable index.
Industry Concentration – Certain underlying portfolios will concentrate their investments in issuers of one or more particular industries to the same extent that their underlying index are so concentrated and to the extent permitted by applicable regulatory guidance. Concentration in a particular industry subjects an underlying portfolio to the risks associated with that industry. As a result, an underlying portfolio may be subject to greater price volatility and risk of loss as a result of adverse economic, business or other developments affecting that industry than underlying portfolios investing in a broader range of industries.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The portfolio faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the portfolio may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the portfolio.
Large Capitalization Companies – The portfolio’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion. As a result, the portfolio’s value may not rise as much as, or may fall more than, the value of portfolios that focus on companies with smaller market capitalizations.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the portfolio, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission,

the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the portfolio. The portfolio also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the portfolio to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss. The portfolio may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The portfolio is subject to the risk that the Investment Manager’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the Investment Manager’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The portfolio may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the Investment Manager, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the Investment Manager’s investment style is out of favor or otherwise fails to produce the desired results. The portfolio’s investment strategies designed by the Investment Manager may not work as intended. In addition, the portfolio’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the Investment Manager and could have an adverse effect on the value or performance of the portfolio. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the portfolio fall, the value of your investment will go down. The portfolio may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the portfolio invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio's investments may be negatively affected.
New Portfolio – The portfolio was recently formed. Investors in the portfolio bear the risk that the Investment Manager may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, or that the portfolio may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the portfolio being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.
Passive Investment – Because the sub-adviser of an underlying portfolio seeking to track an index does not select individual companies in the index that the underlying portfolio tracks, the underlying portfolio may hold securities of companies that present risks that an investment adviser researching individual securities might seek to avoid.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The portfolio may also lose any premium it paid on prepaid securities.
Small and Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Underlying Portfolios – When the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Investing in underlying portfolios subjects the portfolio to the risks of investing in the underlying securities or assets held by those underlying portfolios. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios' shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “List and Description of Underlying Portfolios” section of the portfolio's prospectus identifies certain risks of each underlying portfolio.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: No performance is shown for the portfolio. Performance information will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors. The portfolio’s primary and secondary benchmarks are the S&P 500® and the Transamerica 60/40 Allocation VP Blended Benchmark, respectively. The Transamerica 60/40 Allocation VP Blended Benchmark is composed of the following benchmarks: 45% S&P 500®, 15% MSCI EAFE NR Index and 40% Bloomberg Barclays US Aggregate Bond Index.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamericaseriestrust.com/content/Performance.aspx or by calling 1-888-233-4339.
Management:
Investment Manager: Transamerica Asset Management, Inc. Portfolio Managers:
Christopher A. Staples, CFA	Lead Portfolio Manager	since 2018
Kane Cotton, CFA	Associate Portfolio Manager	since 2018
Sean Serrell, CFA	Associate Portfolio Manager	since 2018
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio does not currently offer Initial Class shares.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.
In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery. SPST0518A6040